UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 28, 2011

PUBLIC MEDIA WORKS, INC.

A Delaware Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	000-29901	98-0020849
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

2330 Marinship Way, Ste. #300

Sausalito, CA 94965

(Address of principal executive offices)

(415) 729-8000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE

Commencing on or about April 28, 2011, Public Media Works, Inc., a Delaware corporation (the “Company”) intends to share a presentation with shareholders, potential investors and analysts that has not been previously disclosed publicly regarding the Company and the Company’s business. This presentation is attached as an exhibit hereto, and has been posted to the Company’s website at www.spotrentals.com.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Commission. This Current Report is not intended to be deemed a determination by the Company as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Note with respect to forward looking statements: In addition to historical information, this Current Report on Form 8-K and the presentation may contain statements relating to future results of the Company (including certain projections and business trends) that are “forward-looking statements.” Our actual results may differ materially from those projected as a result of certain risks and uncertainties. These risks and uncertainties include, but are not limited to, without limitation, statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance are not statements of historical fact and may be “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results or achievements of the Company to be materially different from any future results or achievements of the Company expressed or implied by such forward-looking statements. Such factors include, among others, those set forth herein and those detailed from time to time in our other Securities and Exchange Commission (“SEC”) filings including those contained in our most recent Form 10-K or Form 10-Q. These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company disclaims any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

No.	Description
99.1	Company Executive Summary dated April 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUBLIC MEDIA WORKS, INC.

	By:	/s/ Martin W. Greenwald
Dated: April 28, 2011		Martin W. Greenwald
Chief Executive Officer